Exhibit 99.2

AT THE FOREFRONT OF THERAPIES FOR RARE DISEASES 3Q23 Results Conference Call & Webcast November 8, 2023

2 Forward-Looking Statements This presentation contains"forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this presentation may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, including as they are impacted by COVID-19 related disruption, are based on current information. The potential impact on operations from the COVID-19 pandemic is inherently unknown and cannot be predicted with confidence and may cause actual results and performance to differ materially from the statements in this release, including without limitation, because of the impact on general political and economic conditions, including as a result of efforts by governmental authorities to mitigate COVID-19, such as travel bans, shelter in place orders and third-party business closures and resource allocations, manufacturing and supply chain disruptions and limitations on patient access to commercial or clinical product. In addition to the impact of the COVID-19 pandemic, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, MHRA, and PMDA, may not grant or may delay approval for our product candidates; the potential that required regulatory inspections may be delayed or not be successful and delay or prevent product approval; the potential that we may not be successful in commercializing Galafold and/or Pombiliti and Opfolda in Europe, the UK, the US and other geographies; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies, the manufacturing, and commercialization of our products. With respect to statements regarding corporate financial guidance and financial goals and the expected attainment of such goals and projections of the Company's revenue and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2022, and on Form 10-Q for the quarter ended September 30, 2023, to be filed today. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof. Non-GAAP Financial Measures In addition to financial information prepared in accordance with U.S. GAAP, this presentation also contains adjusted financial measures that we believe provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. These adjusted financial measures are non-GAAP measures and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. We typically exclude certain GAAP items that management does not believe affect our basic operations and that do not meet the GAAP definition of unusual or non-recurring items. Other companies may define these measures in different ways. When we provide our expectation for non-GAAP operating expenses on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectation and the corresponding GAAP measure generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains or losses. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

3 A Rare Company Patient-dedicated, rare disease biotech company with sustained double-digit revenue growth, a global commercial infrastructure, and late-stage development capabilities GLOBAL COMMERCIAL ORGANIZATION EMPLOYEES in 20+ Countries GALAFOLD & POMBILITI + OPFOLDA Gene Therapy Platform Leveraging Experience in Protein Engineering & Glycobiology +16-18% FY23 Galafold Revenue Growth at CER Non-GAAP PROFITABILITY expected in Q4 2023 Cumulative $1.5B- $2B Peak Potential $280M Cash as of 9/30/2023 World-class Clinical Development Capabilities

Galafold® revenue growth of 12-17% at CER1, now raised to 16-18% Initiate successful global launches of Pombiliti™ + Opfolda™ Advance best-in-class, next-generation Fabry and Pompe pipeline programs and capabilities Maintain strong financial position on path to profitability Secure FDA, EMA, and MHRA approvals for Pombiliti™ + Opfolda™ 2023 Strategic Priorities 4 1 2 3 4 5 1 CER: Constant Exchange Rates; 2023 Galafold revenue guidance utilizes actual exchange rate as of December 31, 2022

5 Galafold® (migalastat) Continued Growth Building a leadership position in the treatment of Fabry disease

2023 Galafold Success (as of September 30, 2023)

Galafold quarterly revenue surpasses $100M for the first time in 3Q23

Galafold is the first and only approved oral treatment option with a unique mechanism of action for Fabry patients with amenable variants


NDC 71904-100-01
Galafold™
(migalastat) capsules
123 mg
14 capsules
Lift to open
Amicus Therapeutics
Galafold (migalastat) capsules 123 mg
A1001

$100.7M 3Q23 Galafold Revenue

+16-18% 2023 Galafold Growth at CER

35-50% Fabry Patients Amenable to Galafold

40+ Countries with Regulatory Approvals

54 Orange Book Listed Patents

60% Share of Treated Amenable Patients

Galafold is indicated for adults with a confirmed diagnosis of Fabry disease and an amenable variant. The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea, and pyrexia. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://www.amicusrx.com/pi/Galafold.pdf. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions, and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu.

6

Amicus Therapeutics

7 Q1 $86M Q2 $94M Q3 $101M FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 $5M Galafold Performance Galafold YTD reported revenue growth of +17% to $281M 3Q23 revenue growth of +19% at CER Global mix of switch (~42%) and previously untreated patients (~58%)3 Compliance and adherence over 90% Expect non-linear quarterly growth to continue due to uneven ordering patterns and FX fluctuations Q1 $79M Q2 $81M Q3 $82M Q4 $88M $37M $91M $182M $261M $306M Increasing FY23 revenue growth guidance to +16% to 18% at CER $329M1 $381M - $388M2 1 FY22 reported revenue growth of +8% to $329M with strong operational growth of +16% at CER – FY22 negative currency impact YoY of ~$26M 2 At constant exchange rate (CER) 3 Data on file

8 Galafold Global Commercial Momentum (as of September 30, 2023) Strong patient demand and performance against key metrics lay the foundation for continued double-digit growth in 2023 8 Continued penetration into existing markets Further uptake in naïve population and diagnosed untreated population Continued geographic expansion and label extensions Maintaining compliance and adherence Driving reimbursement and access Sustained Growth in 2023 Driven by:

9 Pombiliti™ (cipaglucosidase alfa-atga) + Opfolda™ (miglustat) Potential to establish a new standard of care for people living with Late-onset Pompe disease

10 NOW APPROVED In the U.S., EU, & U.K.

11 Global Launch of Pombiliti + Opfolda Successfully Underway 60+ patients on commercial therapy as of early November; Early days of launch exceeding expectations providing strong foundation for 2024 Access and Reimbursement Positive Interactions with Payors Focus on broad patient access Country-by-country reimbursement process underway Active discussions to demonstrate value Patient Demand Initial focus on clinical trial and expanded access patients Multiple patients switching from other ERTs On track to transition all trial and expanded access patients within 90 days of launch KOL and Patient Outreach Promotion and Education Efforts Successfully engaged with top prescribers in each approved country within first 30 days Existing relationships with HCPs at key treatment centers Ongoing disease education Performance

12 Conversion of EAP and Clinical Trial Patients to Pombiliti + Opfolda Well on-track to transition all clinical trial and expanded access patients to commercial supply by year end Expanded access and clinical trial conversions progressing ahead of schedule in each respective launch country: – Germany: 100% patients converted – U.K.: ~85% patients converted – U.S.: ~66% patients received PRFs Multiple patients switching from other ERTs in each geography, in addition to naive patients in Germany and the U.K.

13 Additional Regulatory and Clinical Updates Multiple regulatory submissions expected in 2024 Ongoing clinical studies in children and adolescents1 with LOPD and infantile-onset Pompe disease (IOPD) Amicus registry for Pompe disease initiated ~75 treatment centers worldwide have participated in clinical trials and access programs Building the body of evidence through ongoing clinical studies and expanding commercial access through multiple regulatory submissions 1 Children and adolescents aged 0 to <18 years old

14 Corporate Outlook Delivering on our mission for patients and shareholders

15 3Q 2023 Select Financial Results 3Q23 revenue of $103.5M, up 22% at CER, and net loss significantly reduced (in thousands, except per share data) Sep. 30, 2023 Sep. 30, 2022 Product Revenue $103,501 $ 81,691 Cost of Goods Sold 9,946 13,436 R&D Expense 40,704 52,970 SG&A Expense 65,651 47,272 Changes in Fair Value of Contingent Consideration 1,995 567 Depreciation and Amortization 2,228 1,286 Loss from Operations (17,023) (33,840) Interest Income 1,471 563 Interest Expense (12,986) (9,620) Other Income (Expense) 3,833 13,634 Income Tax Benefit (Expense) 3,128 (4,023) Net Loss (21,577) (33,286) Net Loss Per Share (0.07) (0.12) Q3 weighted-average common shares outstanding: 295,759,435; Q2 2022: 289,223,709

Financial Outlook and Path to Profitability Clear strategy to build our business, advance our portfolio, and achieve profitability 16 Sustain Revenue Growth Deliver on Financial Goals Successfully Launch Pombiliti + Opfolda YTD total revenue of $284.3M, +18% YoY growth 2023 Galafold revenue growth guidance of +16-18% YoY at CER Galafold and Pombiliti + Opfolda expected to drive strong double-digit growth long term Focused on prudent expense management Achieve non-GAAP profitability1 in Q4 2023 1 Based on projections of Amicus non-GAAP Net Income under current operating plans. We define non-GAAP Net Income as GAAP Net Income excluding the impact of stock-based compensation expense, changes in fair value of contingent consideration, depreciation and amortization, acquisition related income (expense), loss on extinguishment of debt, loss on impairment of assets, restructuring charges, and income taxes. 2023 non-GAAP operating expense guidance of $330M-$350M

17 Positioned for Significant Value Growth Focused on execution and driving sustainable double-digit revenue growth on path to profitability Continue to bring Galafold to as many patients as possible, sustain double-digit operational revenue growth Successful launch of Pombiliti + Opfolda for people living with Late-onset Pompe disease Advance next-generation therapies in Fabry and Pompe diseases Fully leverage global capabilities and infrastructure as a leader in rare diseases Achieve non-GAAP profitability in Q4 20231 1 Based on projections of Amicus non-GAAP Net Income under current operating plans. Non-GAAP Net Income defined as GAAP Net Income excluding the impact of stock-based compensation expense, changes in fair value of contingent consideration, loss on impairment of assets, depreciation and amortization, acquisition related income (expense), loss on extinguishment of debt, restructuring charges and income taxes.

Appendix

19 Appendix

20 Environmental, Social, & Governance (ESG) Snapshot Board of Directors Committed to ongoing Board refreshment and diversity of background, gender, skills, and experience: 80% Board Independence 60% Overall Board Diversity Address a rare genetic disease First-in-class or best-in-class Impart meaningful benefit for patients 484 Global Employees 57% % Female Employees Who We Serve Our mission is to drive sustainability with our partners by incorporating environmental and sustainability principles into all our commercial relationships Pledge for a Cure Designate a portion of product revenue back into R&D for that specific disease until there is a cure. Programs we invest in have 3 key characteristics 3 Female 2 Veteran Status 1 African American Director Diversity Leverage employee capabilities and expertise to provide a culture that drives performance and ultimately attracts, energizes, and retains critical talent. Employee Recruitment, Engagement, & Retention Pulse surveys reveal employees feel high personal satisfaction in their job, are proud of their work and what they contribute to the community Career Development Reimagined performance management process to measure the what and the how, rewarding those who role-model our Mission-focused Behaviors. Committed to producing transformative medicines for patients while practicing environmental responsibility and adhering to sustainability best practices in our operations. Environmental Management 0% Amicus Owned Direct Manufacturing and Related GHG Emissions Diversity, Equity, & Inclusion (DEI) Pledge to support a more inclusive culture to impact our employees, our communities, and society. Goal of maintaining gender diversity and increasing overall diversity throughout our global workforce. 580 Volunteer hours (U.S.): 22 Amicus supported community programs: 79 patients /19countries Expanded Access through Feb 2023: Pricing PROMISE Contributions allocated: $2,288,998 U.S. $954,349 Intl. Charitable Giving Committed to never raising the annual price of our products more than consumer inflation.

21 FX Sensitivity and Galafold Distribution of Quarterly Sales Impact from Foreign Currency Q3 2023 Currency Variances: USD/ Q3 2022 Q3 2023 YoY Variance EUR 1.008 1.088 8.0% GBP 1.177 1.266 7.5% JPY 0.007 0.007 (4.4%) Full Year 2023 Revenue Sensitivity Given the high proportion of Amicus revenue Ex-US, a change in exchange rates of +/- 5% compared to year end 2022 rates could lead to a $11M-$12M change in global reported revenues in 2023. Distribution of Galafold Revenue by Quarter over Past 5 years: Q1 Q2 Q3 Q4 5 Year Avg. 22% 24% 26% 28%

22 Amicus Pipeline Streamlined rare disease pipeline with focus on Fabry disease and Pompe disease franchises INDICATION DISCOVERY PRECLINICAL PHASE 1/2 PHASE 3 REGULATORY COMMERCIAL FABRY FRANCHISE Galafold® (migalastat) Fabry Gene Therapy Next-Generation Chaperone POMPE FRANCHISE Pombiliti™ (cipaglucosidase alfa-atga) + Opfolda™ (miglustat) Pompe Gene Therapy OTHER CLN3 Batten Disease Gene Therapy Next-Generation Research Programs

Thank you